Corporate Presentation February 2022 Exhibit 99.1

Forward Looking Statements These slides contain forward-looking statements and information relating to DICE Therapeutics, Inc. within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements, as these statements are based upon our current expectations, forecasts, and assumptions and are subject to significant risks and uncertainties. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “predict,” “potential” and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, and the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described in under the heading “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 12, 2021, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this prospectus to conform these statements to actual results or to changes in our expectations, except as required by law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. These slides also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Focus: development of oral small molecule medicines against biologically and often commercially validated targets in immunology Technology: using DELSCAPE platform to disrupt protein-protein interfaces that enables medicinal chemistry on a massive scale Team: seasoned R&D leaders with demonstrated track records progressing programs from hit-to-lead discovery through regulatory approval Pipeline: four programs, each targeting multi-billion-dollar opportunities Oral IL-17 Franchise: DC-806 (S011806) in Phase 1 with key proof-of-concept readout in psoriasis patients expected 2022; DC-853 nominated as Novel Scaffold 1 development candidate in 4Q21

MANAGEMENT Richard Scheller, PhD Chairman Shaan Gandhi, MD / DPhil J. Kevin Judice, PhD James Scopa, JD, MBA Jake Simson, PhD Sharon Tetlow, MBA Stephen Zachary, PhD BOARD Experienced team of drug-hunters J. Kevin Judice, PhD Founder & Chief Executive Officer Scott Robertson Chief Business & Financial Officer Tim Lu, MD / PhD Chief Medical Officer John Jacobsen, PhD Chief Scientific Officer Charon Spencer Chief Human Resources Officer

DICE pipeline overview Psoriasis & Other IL-17 Mediated Chronic Immunology Indications Inflammatory Bowel Disease Indication(s) Program Discovery Preclinical Phase 1 Phases 2/3 Anticipated Milestones Rights Oral IL-17 Franchise Novel Scaffold Program #2 Oral Integrins Fibrosis Immuno-oncology Oral I/O Fast Follower: DC-853 Oral α4β7 Oral αVβX Oral I/O P1 PoC data 2022 P1 PoC data 2023 Dev. Candidate 2022 Dev. Candidate 2022 Dev. Candidate 2023 IND filing 2023 Discovery Programs Use DELSCAPE to prosecute validated immunology PPI Targets New target screen 2022 Lead: DC-806 (S011806)

Our Approach and the DELSCAPE Platform

The DICE Approach: Successfully applied to ongoing programs with opportunities to do it again Target validation (e.g. marketed biologic) Clear market opportunity for an oral drug Overlap with DICE biological expertise in immunology Opportunity DELSCAPE Dimeric or trimeric Small molecule binding site at dimer or trimer interface Chemical starting points for incorporation into DEL libraries Target-specific DEL libraries Proprietary panning to accurately predict potency and to identify functional inhibitors Medicinal chemistry on a massive scale FcRn Feasibility known binders DELSCAPE: Medicinal chemistry on a massive scale Focused chemical space High signal to noise Results: rich, quantitative dataset Approximately one million compounds customized, target-specific DNA encoded libraries (DEL) Target-specific building block Target panning: multiple conditions evaluated in parallel and results integrated into unified metrics

Focused libraries provide better signal to noise and accelerate the hit-to-lead phase of drug discovery Large chemical space Poor signal to noise Results: tend to be binary with “hit” or “no hit” Large multi-billion compound all-purpose libraries with maximum diversity used to find “hits” or binders to target Industry Standard Use of DEL DELSCAPE Customized, target-specific hundred thousand to a million-compound library Focused chemical space Improved signal to noise Results: rich, quantitative dataset

Oral IL-17 MoA: blocking the same step as the antibodies via allosteric binding event IL-17 AA + DICE COMPOUND IL-17 AA + RECEPTOR APO IL-17AA Homodimer IL-17 Pocket X Structural shift required for binding to receptor Open Closed Open SM inhibitor holds pocket open, preventing binding to receptor X

DELSCAPE provided valuable direction to oral IL-17 franchise Binding to IL17/Receptor Complex Binding to IL17 alone Compound Description Binding KD (nM) ELISA IC50 (nM) Cellular IC50 (nM) DX-866645 3 140 ~ 10,000 DX-795780 Early Lead 140 170 500 DC-806 Candidate 1.4 43 12 IL-17A-FOCUSED DNA ENCODED LIBRARY Proprietary approach to library panning gives sensitive and specific measure of binding affinity High affinity for IL-17A, low affinity for IL-17A receptor complex indicates mutually exclusive binding à identifies FUNCTIONAL inhibitors Function

Small molecule-mediated PPI disruption applicable to a variety of biologic targets DICE Portfolio Potential New Targets TNFa FcRn I/O target IL-12/23 IL-17A a4β7 aVβ6 TSLP

Oral IL-17 Franchise

Oral IL-17 franchise highlights Maintaining strategic plan to advance multiple candidates into clinical development Phase 1 study of DC-806 in healthy volunteers and psoriasis patients underway, seeking to obtain clinical proof of concept data in 2022 Fast follower development candidate nominated; DC-853 has differentiated potency and exposure profile Oral IL-17 Franchise Significant opportunity for an oral inhibitor of the IL-17, a clinically and commercially validated target ü Franchise approach in pursuit of best-in-class compound, enabled by richness of chemical diversity from DELSCAPE ü ü ü ü

Opportunity for more effective oral medicine in psoriasis: Combining Cosentyx’s benefit with Otezla’s convenience Despite patients and physicians’ preference for oral therapy, the IL-17 biologics (injectables) are projected to exceed $7.0 billion in sales by 2026 in psoriasis alone Including other approved indications2, IL-17 biologics are projected to surpass $11.0 billion in sales by 2026 Despite an inferior efficacy and safety profile to approved injectables, Otezla (oral) generates substantial revenue and was acquired by Amgen for $13.4 billion in Q4 2019 Per Evaluate Pharma Other approved IL-17 indications include psoriatic arthritis, ankylosing spondylitis, non-radiographic axial spondyloarthritis Opportunity IL-17 (injectable) PDE4 (oral) Est. Otezla (PsO), Forecast, USD Millions 1 Est. IL-17 mAb (PsO) Forecast, USD Millions 1

IL-17 inhibition: Superior mechanism in psoriasis IL-17 trials (FIXTURE & UNCOVER-2), TNF-α trials (REVEAL & CHAMPION), TYK2 trials (POETYK PSO-1 & POETYK PSO-2), PDE4 trials (ESTEEM-1 & ESTEEM-2) PASI-75 Efficacy at Primary Endpoint 1 Target Product Profile Safety Profile Extensive safety experience with anti-IL 17 antibodies Clean IL-17 safety profile provides DC-806 an opportunity to differentiate on TB monitoring Unclear how FDA will view TYK2 inhibitors given concerns around the JAKi class of drugs IL-17 primary endpoint at week 12 vs other mechanisms of action at week 16 suggest faster onset of efficacy for IL-17 mechanism orals injectables Placebo rates Base Case Upside Case Humira-like efficacy Clean safety profile Cosentyx-like efficacy Clean safety profile Potential Best Oral in Psoriasis Potential Best Drug in Psoriasis

IL-17 is a dimeric cytokine with three isoforms (IL-17 AA, AF, and FF) that play a role in disease pathogenesis Most inflammatory Least inflammatory IL-17 FF IL-17 AF IL-17 AA

Neutralization of IL-17 bioactivity in vitro DC-806 matches Cosentyx inhibition of human IL-17 bioactivity in vitro Human Th17 cell assay models human in vivo environment by measuring inhibition of all three isoforms (AA, AF, FF) of endogenous human IL-17 In this assay, DC-806 demonstrated similar potency and degree of inhibition in a head-to-head comparison with Cosentyx Compound IC50 (nM)* Cosentyx 0.6 DC-806 5.8 Human TH17 primary cell culture HEK-blue IL-17 reporter cells Transfer supernatant containing IL-17 AA, AF, FF Add inhibitors Measure IL-17 bioactivity *average of n=4 donors Bioactivity

The TH17 assay closely models human in vivo environment with all three IL-17 isoforms and detects incomplete inhibition DX-891126 is only potent against the IL-17 AA isoform Potential best-in-class oral IL-17: DC-806 inhibits both IL-17AA and IL-17AF human isoforms TH17 assay: Importance of IL-17 AA and AF inhibition Representative oral compounds without IL-17 AF potency fail to achieve Cosentyx-like inhibition DC-806 demonstrated potency against both IL-17 AA and AF isoforms Compounds that only inhibit IL-17 AA (and not IL-17 AF) fail to match Cosentyx maximal inhibition Compound IL-17AA potency (nM) IL-17AF potency (nM) Cosentyx 0.5 8.2 DC-806 5.7 130 DX-891126 28 >10,000 DX-760191 80 6,800 DX-805181 61 >10,000 DC-806 DX-891126 DX-760191 DX-805181

IL-17 biologics define the optimal isoform inhibitory profile Asset Company Inhibition PASI 75 1 PASI 100 1 Safety AA AF FF Marketed / Late-Stage IL-17 Biologics (Injectables) Cosentyx NVS 81-91% 46-49% Strong safety profile Bimekizumab UCB 89-93% 62-67% ~19% rate of oral candidiasis (6x higher) IL-17 AA IL-17 AF IL-17 FF Bimekizumab P3 data suggest IL-17 FF inhibition provides a modest increase in efficacy but appears to come at a cost to safety 1. Reich et al., NEJM, 2021 ; Head-to-head trial of bimekizumab vs. secukinumab (Cosentyx) statistically significantly different for PASI 100 IL-17 AA and AF inhibition contributes to a desirable efficacy and safety profile as demonstrated by Cosentyx Most inflammatory Least inflammatory ü ü ü ü ü û

The role of IL-17 inhibition in treating human psoriasis has been validated through the clinical experience with marketed IL-17 antibodies The data demonstrated that DC-806 can match the maximal therapeutic effect of an IL-17 monoclonal antibody1 in an in vivo model of IL-17-driven inflammation Based on strong in vitro / in vivo PK correlation across multiple species (mice, rats, dogs, cynos) and GLP safety studies, we believe biologic-like therapeutic levels of DC-806 can be achieved in humans with comfortable safety margins 1 Cosentyx does not cross-react w/ rat IL-17, so a surrogate IL-17 monoclonal antibody with similar in vitro potencies against rat IL-17 isoforms was used DC-806 matches IL-17 antibody activity in vivo at exposures that will be explored in the Phase 1 clinical trial *Wong et al., J Pharmacol Exp Ther (2019) 369, 406–418 IL-17 mediated inflammation plays a significant role in the rat CIA model, a high-bar* efficacy model, which uses ankle thickness as a measure of inflammation Maximal effect of anti-IL-17 antibody

DC-806 Phase 1 Overview DC-806 Phase 1 study aims to demonstrate proof of concept in psoriasis patients Psoriasis Patients (4 weeks) Healthy Volunteers Proof-of-concept results from full Phase 1 study (SAD / MAD / P1c in PsO pts) expected in 2022 Baseline Patient Characteristics Patients requiring systemic therapy (minimum 3% BSA) Includes mild-moderate patients with no prior exposure to systemic therapies Measures of Clinical Activity Evaluating PASI scores, the approvable endpoint Key focus: Mean Change (%) in PASI from Baseline after 28 days Measuring serum and tissue IL-17 biomarkers, as well as histological changes P1c not powered for statistical significance X mg X mg X mg X mg X mg Food Effect Dose 1 x 7-10d Dose 2 x 7-10d Dose 3 x 7-10d High Dose: 15 pts (2:1 active to pbo) Low Dose: 15 pts (2:1 active to pbo) Dose 4 x 7-10d SAD X mg MAD P1c Low dose cohort targeting coverage of IC50 at trough High dose cohort targeting coverage of IC90 at trough Phase 1c Key Design Elements

IL-17 is the pathogenic driver of psoriasis: Enables study of mild to moderate patients for PoC Clinical Activity Consistent Across PsO Severity Spectrum Levels of IL-17 Similar Across PsO Severity Spectrum Psoriasis disease severity is primarily segmented based on body surface area The IL-17 cytokine is the primary driver of psoriatic disease across mild, moderate, and severe patient segments In multiple studies utilizing different agents and mechanisms, consistent clinical activity was observed across mild and severe psoriasis Pbo rates Cosentyx 2 PASI-75 at week 12 Otezla 3 Bimekizumab 4 sPGA 0 or 1 at week 16 Small proof-of-concept study (n=6 per arm) in mild/mod patients predicted treatment effect in larger P2b study (n=~40 per arm) in mod/sev patients Quantified levels of the IL-17* inflammatory cytokine in the skin are similar or higher in patients with mild psoriasis in comparison to patients with severe disease 1 Kim et al., Journal of Investigative Dermatology. 2016 Cosentyx: Mild PsO study (NCT03131570) | Mod/sev PsO study (FIXTURE) Otezla: Mild/mod PsO study (ADVANCE) | Mod/sev PsO study (ESTEEM-2) Bimekizumab: Mild/mod PsO study (Glatt et al. Br J Clin Pharmacol. 2017) | Mod/sev PsO study (Papp et al. J Am Acad Dermatol. 2018) *Cytokine mRNA levels are quantified by RT-PCR 1

Mean change (%) in PASI from baseline endpoint enables interpretable PoC study Key PASI Endpoint Dependent on Size & Duration of Study 4 weeks 12 weeks Large P2 / P3 study Mean change (%) in PASI % PASI 75 Size of study Duration Endpoint of focus in DICE P1c Endpoint of focus in DICE P2b / P3 Mean change (%) in PASI from baseline is optimal for smaller and shorter duration studies: Provides clear signal vs pbo in short period of time, as seen with other therapies studied in psoriasis Categorical endpoints, such as % PASI 75, are more appropriate assessments of patient outcomes in larger and longer duration studies Small PoC Study Cosentyx (AIN457) PoC study enrolled 18 patients and demonstrated rapid, robust clinical activity utilizing mean change in PASI endpoint at week 4 1 Week 0 PASI = 18.2 IGA = 4 (severe) Week 4 PASI = 8.3 IGA = 2 (mild) Week Adapted from Heuber et al., SciTransMed 2010

Phase 1c is signal seeking study; maximal effect and optimal dosing to be determined in phase 2/3 studies 150 mg each injection 0 4 8 12 Weeks % PASI 75 Mean Change (%) PASI 10.3% 72.4% Not Available Phase 3 Efficacy Data at Week 4 by Mechanism 1 Cosentyx P2b Cosentyx P3 0 4 8 12 Weeks 150 mg each injection % PASI 75 Mean Change (%) PASI Dose Optimization Affects Speed of Onset; Peak Efficacy Requires Longer Treatment Four-week study ideal to determine clear proof-of-concept signal; however, not possible to extrapolate to peak efficacy Dose optimization to occur in P2b / P3 studies Loading dose optimized in P3 23.5% 67.1% ~50% 4-week data above is from Phase 3 registrational trials with optimized dosing profiles N = 1306 N = 1483 N = 666 N = 1257 N = 4712 IL-17 trial (FIXTURE), TNF-α trials (REVEAL & CHAMPION), TYK2 trial (POETYK PSO-1), PDE4 trials (ESTEEM-1 & ESTEEM-2), Placebo rates pooled from CHAMPION, REVEAL, ESTEEM-1, ESTEEM-2, POETYK PSO-1 registrational psoriasis trials Cosentyx P2b NCT:NCT01071252 | Cosentyx P3 NCT: NCT01365455 | Note: PASI 75 scores at 4 and 12 weeks are pbo-adjusted injectables orals 2

Single dose ranging Phase 2b unlocks other sizeable indications Non-radiographic axial spondyloarthritis Psoriasis (Head-to-heada) Juvenile Idiopathic Arthritis (2021) a versus Otezla or TYK2i (if approved with unrestricted use) b Cosentyx P3 studies Ankylosing Spondylitis Psoriatic Arthritis Phase 1 Phase 2 Late-Stage Development IL-17 Antibody Approved Indications IL-17 Antibody Current Phase 3 Indicationsb DC-806 Early Clinical Development Plan Hidradenitis Suppurativa (2022) Lupus Nephritis (2025+) Total market opportunity for IL-17 antibody approved indications represents $26.0 billion in 2020 1 Per Evaluate Pharma Giant Cell Arteritis (2025+) Psoriasis Phase 2b Dose-Ranging Trial Explore multiple doses, including regimens with and without loading dose period SAD / MAD 1c (Patients) P2 Go Criteria PK/Safety consistent with TPP Clinical/Biomarker Activity

Executing stated franchise strategy: fast follower DC-853 has differentiated properties Projected greater human exposure Projected human PK for equivalent QD doses of DC-853 and DC-806 More potent in vitro Compound Purified recombinant cytokines TH17 Cell supernatant IL-17AA IL-17AF DC-806 5.7 130 5.8 DC-853 3.0 25 2.3 More potent in vivo Ankle thickness in rat collagen-induced arthritis model IC50 (nM) for IL-17 signaling in cells The DICE Oral IL-17 Franchise strategy involves the advancement of multiple oral IL-17 compounds into clinical development DC-853 is a differentiated fast follower molecule with improved potency and metabolic stability to support projected therapeutic benefit at lower doses DC-853 entering GLP safety studies; Phase 1 trials results anticipated 2023

Oral Integrin Inhibitor Programs

Opportunity for oral α4β7 inhibitor: target indication IBD, validation via clinical & commercial success of Entyvio Fiscal year 2020 sales of approximately $3.9 billion for Entyvio1 demonstrate the magnitude of the potential opportunity in IBD Entyvio, an injectable anti-α4β7 mAb, is approved for the treatment of UC and CD Leveraging DELSCAPE, we have identified oral small molecule antagonists that share a similar selectivity profile to Entyvio, which demonstrates selectivity for α4β7 over α4β1 Entyvio, Sales (USD Millions) 1. Per Evaluate Pharma

a4β7 integrin antagonists for IBD Potent and selective lead compounds; opportunity to replace Entyvio® Novel scaffold identified and lead optimization in progress Identified compounds with excellent potency for a4β7 and selectivity against a4β1 in functional assay Currently prioritizing oral bioavailability Compound Cell adhesion assay a4β7 IC50 (nM)  a4β1 IC50 (nM)  Selectivity a4β7 / a4β1 DX-819511 2.2 2300 1000x DX-819511 Cell adhesion (% of control)

Clinical and commercial opportunity for oral αVβX inhibitors in IPF Unmet need for therapies which delay progression and improve long term outcomes in IPF and other fibrotic diseases Increased expression of αVβ1 and αVβ6 has been observed in patients with IPF and these integrins have been demonstrated to increase activation of TGF-β, a pro-fibrotic mediator Preclinical efficacy models suggest targeting αVβ1 and/or αVβ6 may be beneficial1,2 Despite a modest effect on delaying the progression of IPF, the two FDA approved therapies (pirfenidone and nintedanib) generated over $3.5 billion in global revenue in 2020 DICE program provides optionality around integrin selectivity as the optimal selectivity profile has not yet been established in the clinic 1. Reed et al., SciTranslMed 2015 2. Horan et al., Am J Respir Crit Care Med. 2008 3. Kimura et al. Nature Communications. 2019 PET imaging shows increased expression of αVβ6 in IPF patients3

DELSCAPE identifies structural features that drive selectivity DELSCAPE generated a library of roughly 2 million compounds directed against aV-integrins with clear and actionable SAR Selectivity ranged from 78-fold β6-selective to 120-fold β1-selective (~9,000-fold difference) aVβ1 signal aVβ6 signal Compound ELISA IC50 (nM) aVβ6 Selectivity Compound aVβ1 aVβ6 In Vivo CL (L/hr/kg) DX-264908 0.63 0.52 1.2 DX-453645 21 0.38 55 DX-419488 0.6 3.4 0.18 Plotted here is a subset of 22,000 compounds that all contain a well-established aV binding domain (green triangle*) DELSCAPE identifies key structural features that can direct selectivity: β6-selective, balanced, β1-selective avβx integrin antagonists for fibrotic disease Potent and orally bioavailable inhibitors identified ID Series ELISA Assay IC50 (nM) aVβ6 aVβ1 aVβ3 aVβ8 PLN-74809 -- 0.2 0.2 130 1.0 DX-804345 β6-selective 0.5 7 3 4 DX-445309 β1 / β6-selective 0.6 0.2 >1000 8 DX-518846 β1 / β3-selective >1000 0.2 0.3 >1000 DELSCAPE identified multiple lead series, which provide options for differentiation Most advanced compounds have demonstrated oral bioavailability in rats Near term objective is optimization of at least two series with distinct selectivity profiles Pharmacokinetics of DX-804345 in Rat Orally bioavailable: 49% F

Sanofi Partnered I/O Program

Sanofi-partnered I/O program strengthens the DICE platform and strategy Through our collaboration with Sanofi, we have been able to identify small molecules that disrupt a clinically validated immuno-oncology target in a manner mechanistically similar to the approach taken in our IL-17 and integrin programs. Small Molecule Rationale Potentially better tissue and membrane penetration than an antibody, which may be beneficial in solid tumors (brain) Shorter half-lives may enable more rapid alleviation of treatment related adverse events when compared to mAb Significant Upside Opportunity $200M in potential milestone payments: Up to $30M milestone payments through IND submission Attractive mid-single digit to low-double digit royalty terms; rate increases as sales ramp up Collaboration Terms Provide Meaningful Economics Small Molecule Approach to Blockbuster I/O Antibody

Summary

Potential value creation over next 24 months Partnerships Discovery Programs IL-17 Franchise 1H22 Insitro collaboration: ML predictions and confirmatory assay results on first target 2023 Sanofi partnered I/O program: IND filing (Up to $30M in total milestones through IND) 2022 New program: Target(s) selected; Library constructed and screened 2022 a4b7program: development candidate 2023 avbx program: development candidate 2022 DC-806: Phase 1 PoC data; includes P1 a/b (SAD/MAD) and P1c (PsO) data 2022 Novel Scaffold Program #2: development candidate Oral Integrins DC-806 Novel Scaffold Programs 2023 Fast Follower DC-853: Phase 1 2022 (expected) 2023 (expected)

Turning the tide in immunology – Two broad developments are anticipated over the five years that could re-shape the immunology market significantly. The first is the advent of potentially more efficacious oral medications with “cleaner” side-effect profiles…” 1 “ Claims data and physician feedback suggest under penetration of biologics and novel oral agents among moderate/severe patients… There is strong demand for oral agents, which we view as potentially expansionary for end markets” 2 “ Morgan Stanley Research, Specialist Prescribing Dynamics: Focus on Immunology, 17-APR-2019 Credit Suisse Research, Will Autoimmune/Inflammatory Markets Continue to Grow?, 03-APR-2019 investors@dicetx.com